Exhibit 10.1

FIRST AMENDMENT TO PREFERRED EQUITY PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO PREFERRED EQUITY PURCHASE AGREEMENT (this “Amendment”), dated August 14, 2025, is entered into by and among the investment entities named on the signature pages hereto (each, an “Investor” and collectively, the “Investors”) and APPLIED DIGITAL CORPORATION, a company incorporated under the laws of the State of Nevada (the “Company”). Capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

WHEREAS, the Investors and Company are parties to that certain Preferred Equity Purchase Agreement, dated as of April 30, 2025 (the “Purchase Agreement”), pursuant to which the Company issued and sold shares of the Preferred Stock to the Investors;

WHEREAS, Section 12.02 of the Purchase Agreement provides that any provision of the Purchase Agreement may be amended by an instrument in writing signed by the Parties;

WHEREAS, the Parties desire to amend the Purchase Agreement on the terms and conditions hereafter set forth; and

WHEREAS, in connection with the execution of this Amendment, the Company will file the Certificate of Amendment to the Certificate of Designation of Powers, Preferences and Relative, Participating, Optional and Other Restrictions attached hereto as Exhibit A.

NOW, THEREFORE, in exchange for good and valuable consideration, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:

1.1 The first recital to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investors, from time to time as provided herein, and the Investors shall purchase from the Company, up to $300 million of the Company’s shares of Series G Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”) having the designations, powers, preferences, rights, qualifications, limitations and restrictions, as specified in the form of Certificate of Designation of Powers, Preferences and Relative, Participating, Optional and Other Restrictions attached hereto as Exhibit A (as may be amended from time to time, the “Certificate of Designations”); and”

1.2 The definition of “Commitment Amount” is hereby amended and restated in its entirety to read as follows:

““Commitment Amount” shall mean Put Shares having an aggregate Purchase Price of $300,000,000.”

1.3 Clause (y) of the definition of “Per Share Purchase Price” is hereby amended to read as follows: “102%.”.

1.4 The definition of “Put Limitation” is hereby deleted in its entirety.

1.5 The definition of “Registration Statement” is hereby amended and restated in its entirety to read as follows:

““Registration Statement” shall mean any registration statement of the Company registering for resale the Conversion Shares, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, registering the resale from time to time by the Investors of the Registrable Securities under the Securities Act as provided herein.”

1.6 Clause (y) of the definition of “Variable Rate Transaction” is hereby amended to read as follows: “the entry into and/or issuance of Common Shares in an “at-the-market” offering, or”.

1.7 Section 2.01(a) is hereby amended and restated in its entirety as follows:

“(a) Put Notice. At any time during the Commitment Period, the Company may require the Investors to purchase shares of Preferred Stock by delivering a Put Notice to the Investors, subject to the satisfaction or waiver by the Investors of the conditions set forth in Section 7.01, and in accordance with the following provisions:

(i)	The Company shall, in its sole discretion, select the aggregate Purchase Price for the Put Issuance it desires to issue and sell to the Investors in each Put Notice and the time it desires to deliver each Put Notice. Unless otherwise agreed by a majority-in-interest of the Investors (as determined based on their respective Allocation Percentages), the aggregate Purchase Price for each Put Issuance shall be an increment of $10,000,000.

(ii)	There shall be no mandatory minimum for the number of Put Issuances made by the Company and no non-usage fee for not utilizing the Commitment Amount or any part thereof.”

1.8 Section 2.02 of the Purchase Agreement is hereby amended by replacing the phrase “Put Issuance Date” in the first sentence with the phrase “Put Notice Date”.

1.9 The second sentence of Section 6.02(a) is hereby amended and restated in its entirety as follows:

“The Company shall file additional Registration Statement(s) or post-effective amendment(s) to an existing effective Registration Statement, to the extent applicable, in connection with subsequent Put Issuances to register the Common Shares to be issued upon conversion of the Put Shares issued pursuant to such subsequent Put Issuances, in accordance with the terms and procedures applicable to the initial Registration Statement, including filing, by no later than September 22, 2025, a Registration Statement or post-effective amendment to an existing effective Registration Statement, covering the resale by the Investors of at least 12,480,000 Common Shares issuable hereunder upon conversion of Put Shares, to the extent not already covered by an effective Registration Statement that remains effective and is available for the resale of such Common Shares.”

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1.10 Section 6.18 is hereby amended and restated in its entirety as follows:

“No Variable Rate Transactions. From the date hereof until the earlier of (i) expiration or valid termination of this Agreement and (ii) the ninetieth (90th) day after the filing of a post-effective amendment to the effective Registration Statement, the Company shall not effect or enter into an agreement to effect a Variable Rate Transaction, except with the prior written consent of a majority-in-interest of the Investors (as determined based on their respective Allocation Percentages).”

1.11 Section 7.01(h) is hereby amended and restated in its entirety as follows:

“Authorized Common Shares; Exchange Cap. Immediately prior to giving effect to such purchase and sale, there shall be (x) at least a number of authorized and unissued, and not otherwise subject to contractual reserve, Common Shares and (y) at least a number of authorized but unissued Common Shares remaining under the Exchange Cap, in each case of clause (x) and (y), equal to 110% of the number of Conversion Shares issuable in respect of the Put Shares (assuming conversion of the Put Shares at the Conversion Price then in effect taking into account the Exchange Cap).”

1.12 The following provision is added as a new Section 7.01(n):

“(n) Registration Statement. A Registration Statement has been declared and remains effective under the Securities Act and available for the resale of the Conversion Shares as of the date of the delivery of the Put Notice.”

1.13 Section 10.01(a) is hereby amended and restated in its entirety as follows:

“Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) August 14, 2028, (ii) the date on which the Investors shall have made payment of the aggregate Purchase Price for Put Issuances pursuant to this Agreement equal to the Commitment Amount, or (iii) such time as there ceases to be a sufficient number of authorized but unissued Common Shares remaining under the Exchange Cap to enable the Company to satisfy the condition set forth in Section 7.01(h) with respect to any Put Notice that may otherwise be delivered in accordance with Article II.”

2. Miscellaneous.

2.1 Amendment to Certificate of Designation. The Company has proposed to amend the Certificate of Designation by filing the Certificate of Amendment to the Certificate of Designation of Powers, Preferences and Relative, Participating, Optional and Other Restrictions as set forth in Exhibit A, attached hereto.

2.2 Ratification of Purchase Agreement; Full Force and Effect; Conflicts. Other than as expressly modified pursuant to this Amendment, all of the terms, conditions and other provisions of the Purchase Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. No reference to this Amendment need be made in any instrument or document making reference to the Purchase Agreement, and any reference to the Purchase Agreement in any such instrument or document shall be deemed a reference to the Purchase Agreement as amended hereby. This Amendment shall apply and be effective only with respect to the provisions of the Purchase Agreement specifically referred to herein.

2.3 Other Matters. The provisions of Article IX (Choice of Law/Jurisdiction), Article XI (Notices), Section 12.01 (Counterparts), Section 12.02 (Entire Agreement; Amendments), Section 12.04 (Expenses) and Section 12.06 (Brokerage) of the Purchase Agreement shall apply mutatis mutandis to this Amendment.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:

APPLIED DIGITAL CORPORATION

By:
Name:
Title:

[Signature Page to the First Amendment to the Preferred Equity Purchase Agreement]

[INVESTOR SIGNATURE PAGES TO FIRST AMENDMENT TO THE PREFERRED EQUITY PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Name of Investor: ________________________________________________________

Signature of Authorized Signatory of Investor: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Address for Notice to Investor:

EXHIBIT A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION

[Attached]